Exhibit 99.2

Ingevity Corporation

Supplemental Historical Quarterly Financial Information

The financial information included within this Exhibit 99.2 includes quarterly periods ended December 31, 2015 and 2014, September 30, 2015 and 2014, June 30, 2015 and 2014 and March 31, 2015 and 2014, as well as the twelve month periods ending December 31, 2015 and 2014 on both a GAAP, non-GAAP basis and Pro Forma basis. Additionally, unaudited reconciliations of quarterly GAAP to non-GAAP pro forma combined statements of operations as well as segment operating results of Ingevity for the quarterly periods ended December 31, 2015 and 2014, September 30, 2015 and 2014, June 30, 2015 and 2014 and March 31, 2015 and 2014, as well as the twelve month periods ending December 31, 2015 and 2014.

In addition, this information should be read in conjunction with Ingevity’s historical combined statements of income and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Form 10. The unaudited pro forma condensed combined statements of income constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in the Form 10 and in Ingevity's subsequent filings with the SEC.

TABLE OF CONTENTS

FINANCIAL SCHEDULES	Page
Combined Statement of Operations	Financial Schedules - Page 1
Segment Operating Results	Financial Schedules - Page 2
Non-GAAP Financial Measures	Financial Schedules - Page 3
Pro Forma Combined Adjusted EBITDA	Financial Schedules - Page 4
Pro Forma Segment EBITDA	Financial Schedules - Page 5
Reconciliation to Non-GAAP Financial Measures	Financial Schedules - Page 6
December 31, 2015 Reconciliation	Financial Schedules - Page 6
December 31, 2014 Reconciliation	Financial Schedules - Page 20
Notes to the Unaudited Pro Forma Adjustments	Financial Schedules - Page 35

INGEVITY CORPORATION

Combined Statements of Operations

	2015					2014
	Unaudited				Audited	Unaudited				Audited
In millions	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net sales	$239.2	$262.2	$256.5	$209.8	$967.7	$232.5	$285.2	$282.3	$241.0	$1,041.0
Cost of sales	170.1	177.1	178.9	160.9	687.0	160.2	194.3	192.8	171.0	718.3
Gross Profit	69.1	85.1	77.6	48.9	280.7	72.3	90.9	89.5	70.0	322.7
Selling, general and administrative expenses	28.2	32.1	28.0	25.5	113.8	26.9	29.3	28.8	26.0	111.0
Separation costs	1.5	4.8	5.5	5.4	17.2	—	—	—	0.4	0.4
Interest expense	4.1	4.4	5.1	6.5	20.1	4.4	3.9	4.1	4.0	16.4
Other (income) expense, net	(1.1)	0.2	(1.5)	(6.1)	(8.5)	(0.2)	(1.4)	—	(6.5)	(8.1)
Income before income taxes	36.4	43.6	40.5	17.6	138.1	41.2	59.1	56.6	46.1	203.0
Provision for income taxes	12.2	16.5	15.8	8.3	52.8	14.3	20.3	20.4	14.8	69.8
Net income	24.2	27.1	24.7	9.3	85.3	26.9	38.8	36.2	31.3	133.2
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.2	1.2	1.3	1.3	5.0	0.9	1.1	0.9	0.9	3.8
Net income attributable to the Company	$23.0	$25.9	$23.4	$8.0	$80.3	$26.0	$37.7	$35.3	$30.4	$129.4

Financial Schedules - Page 1

INGEVITY CORPORATION

Segment Operating Results

	2015					2014
In millions	Unaudited				Audited	Unaudited				Audited
Net sales	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Performance Chemicals	$175.0	$198.4	$192.6	$145.1	$711.1	$171.8	$221.6	$217.7	$180.5	$791.6
Performance Materials	64.2	63.8	63.9	64.7	256.6	60.7	63.6	64.6	60.5	249.4
Total net sales	$239.2	$262.2	$256.5	$209.8	$967.7	$232.5	$285.2	$282.3	$241.0	$1,041.0

Segment operating profit (1)
Performance Chemicals	19.1	30.8	30.4	6.5	86.8	23.9	38.2	38.6	23.5	124.2
Performance Materials	22.6	21.6	20.3	16.6	81.1	21.7	24.5	25.0	18.8	90.0
Total segment operating profit	41.7	52.4	50.7	23.1	167.9	45.6	62.7	63.6	42.3	214.2

Separation costs (2)	(1.5)	(4.8)	(5.5)	(5.4)	(17.2)	—	—	—	(0.4)	(0.4)
Restructuring and other income (charges) (3)	0.3	0.4	0.4	6.4	7.5	—	0.3	0.1	5.2	5.6
Interest expense	(4.1)	(4.4)	(5.1)	(6.5)	(20.1)	(4.4)	(3.9)	(4.1)	(4.0)	(16.4)
Provision for income taxes	(12.2)	(16.5)	(15.8)	(8.3)	(52.8)	(14.3)	(20.3)	(20.4)	(14.8)	(69.8)
Net income attributable to noncontrolling interests	(1.2)	(1.2)	(1.3)	(1.3)	(5.0)	(0.9)	(1.1)	(0.9)	(0.9)	(3.8)
Net income attributable to the Company	$23.0	$25.9	$23.4	$8.0	$80.3	$26.0	$37.7	$38.3	$27.4	$129.4

_______________

(1)	Segment operating profit is defined as segment revenue less segment operating expenses (segment operating expenses consist of costs of sales, selling, general and administrative expenses and other (income) expense, net). We have excluded the following items from segment operating profit: interest expense associated with corporate debt facilities, income taxes, gains (or losses) on divestitures of businesses, restructuring and other (income) charges and separation costs.
(2)	These charges are in connection with the separation and distribution of Ingevity from WestRock,. These costs were primarily related to professional fees associated with separation activities within the finance, tax and legal functions.
(3)	Restructuring and other income (charges) in 2015 included a $11.5 million gain associated with our Performance Materials segment and charge of $4 million incurred in the fourth quarter in our Performance Chemicals segment. Restructuring and other income (charges) in 2014 included a $5 million gain on sale of a business in our Performance Materials segment.

Financial Schedules - Page 2

Ingevity Corporation

Non-GAAP Financial Measures

Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results.

Ingevity uses the following non-GAAP measures: Combined Adjusted EBITDA, inclusive of pro forma adjustments and Segment EBITDA, inclusive of pro forma adjustments.

Combined Adjusted EBITDA is defined as net income plus provision for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges.

Segment EBITDA is defined as segment operating profit plus depreciation and amortization.

These non-GAAP measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of Combined Adjusted EBITDA and Segment EBITDA to net income and segment profit, respectively, are set forth within the following pages.

Unaudited Pro Forma Combined Financial Statements

The following Unaudited Pro Forma Combined Financial Statements are derived from the historical combined financial statements of Ingevity, prepared in accordance with U.S. generally accepted accounting principles. These Unaudited Pro Forma Combined Financial Statements include adjustments required by SEC Staff Accounting Bulletin Topic 1:B-3 and Article 11 of SEC Regulation S-X. For more information on the pro forma adjustments see the section entitled: "Notes to the Unaudited Pro Forma Adjustments" included within this Exhibit.

Financial Schedules - Page 3

INGEVITY CORPORATION

Pro Forma - Combined Statements of Operations

	2015					2014
	Unaudited					Unaudited
In millions	Q1	Q2	Q3	Q4	YTD (1)	Q1	Q2	Q3	Q4	YTD (1)
Net sales	$239.2	$262.2	$256.5	$209.8	$967.7	$232.5	$285.2	$282.3	$241.0	$1,041.0
Cost of sales	170.9	177.9	179.8	161.7	690.3	160.8	194.9	193.5	171.6	720.8
Gross Profit	68.3	84.3	76.7	48.1	277.4	71.7	90.3	88.8	69.4	320.2
Selling, general and administrative expenses	30.0	33.9	29.9	27.3	121.1	28.7	31.1	30.7	27.8	118.3
Separation costs	—	—	—	—	—	—	—	—	—	—
Interest expense	4.7	4.8	4.7	4.8	19.0	4.4	4.4	4.4	4.4	17.6
Other (income) expense, net	(1.1)	0.2	(1.5)	(6.1)	(8.5)	(0.2)	(1.4)	—	(6.5)	(8.1)
Income before income taxes	34.7	45.4	43.6	22.1	145.8	38.8	56.2	53.7	43.7	192.4
Provision for income taxes	12.4	16.7	16.0	8.2	53.3	13.5	19.3	19.4	14.0	66.2
Net income	22.3	28.7	27.6	13.9	92.5	25.3	36.9	34.3	29.7	126.2
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.2	1.2	1.3	1.3	5.0	0.9	1.1	0.9	0.9	3.8
Net income attributable to the Company	$21.1	$27.5	$26.3	$12.6	$87.5	$24.4	$35.8	$33.4	$28.8	$122.4

_______________

(1)	The YTD (Year to Date) column for both 2015 and 2014 above have been reconciled to the nearest GAAP financial statement presentation, see the Reconciliation to Non-GAAP Financial Measurements section within this Form 8-K.

Pro Forma - Combined Adjusted EBITDA (Non-GAAP)

	2015					2014
	Unaudited					Unaudited
In millions	Q1	Q2	Q3	Q4	YTD (1)	Q1	Q2	Q3	Q4	YTD (1)
Net income	$22.3	$28.7	$27.6	$13.9	$92.5	$25.3	$36.9	$34.3	$29.7	$126.2
Provision for income taxes	12.4	16.7	16.0	8.2	53.3	13.5	19.3	19.4	14.0	66.2
Interest expense	4.7	4.8	4.7	4.8	19.0	4.4	4.4	4.4	4.4	17.6
Separation costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	8.5	8.4	8.7	9.0	34.6	7.9	8.0	8.1	8.3	32.3
Restructuring and other (income) charges	(0.3)	(0.4)	(0.4)	(6.4)	(7.5)	—	(0.3)	(0.1)	(5.2)	(5.6)
Combined Adjusted EBITDA (Non-GAAP)	47.6	58.2	56.6	29.5	191.9	51.1	68.3	66.1	51.2	236.7

_______________

(1)	The YTD (Year to Date) column for both 2015 and 2014 above have been reconciled to the nearest GAAP financial statement presentation, see the Reconciliation to Non-GAAP Financial Measurements section within this Form 8-K.

Financial Schedules - Page 4

INGEVITY CORPORATION

Pro Forma - Segment Data

	2015					2014
In millions	Unaudited					Unaudited
Net sales	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Performance Chemicals	$175.0	$198.4	$192.6	$145.1	$711.1	$171.8	$221.6	$217.7	$180.5	$791.6
Performance Materials	64.2	63.8	63.9	64.7	256.6	60.7	63.6	64.6	60.5	249.4
Total net sales	$239.2	$262.2	$256.5	$209.8	$967.7	$232.5	$285.2	$282.3	$241.0	$1,041.0

Segment operating profit (1)
Performance Chemicals	17.2	28.9	28.3	4.5	78.9	22.2	36.5	36.7	21.6	117.0
Performance Materials	21.9	20.9	19.6	16.0	78.4	21.0	23.8	24.3	18.3	87.4
Total segment operating profit	39.1	49.8	47.9	20.5	157.3	43.2	60.3	61.0	39.9	204.4

Separation costs (2)	—	—	—	—	—	—	—	—	—	—
Restructuring and other income (charges) (3)	0.3	0.4	0.4	6.4	7.5	—	0.3	0.1	5.2	5.6
Interest expense	(4.7)	(4.8)	(4.7)	(4.8)	(19.0)	(4.4)	(4.4)	(4.4)	(4.4)	(17.6)
Provision for income taxes	(12.4)	(16.7)	(16.0)	(8.2)	(53.3)	(13.5)	(19.3)	(19.4)	(14.0)	(66.2)
Net income attributable to noncontrolling interests	(1.2)	(1.2)	(1.3)	(1.3)	(5.0)	(0.9)	(1.1)	(0.9)	(0.9)	(3.8)
Net income attributable to the Company	$21.1	$27.5	$26.3	$12.6	$87.5	$24.4	$35.8	$36.4	$25.8	$122.4

_______________

(1)	The YTD (Year to Date) column for both 2015 and 2014 above have been reconciled to the nearest GAAP financial statement presentation, see the Reconciliation to Non-GAAP Financial Measurements section within this Form 8-K.

Pro Forma - Segment EBITDA (Non-GAAP)

	2015					2014
In millions	Unaudited					Unaudited
Performance Chemicals	Q1	Q2	Q3	Q4	YTD (1)	Q1	Q2	Q3	Q4	YTD (1)

Segment operating profit	$17.2	$28.9	$28.3	$4.5	$78.9	$22.2	$36.5	$36.7	$21.6	$117.0
Depreciation and amortization	5.8	5.8	5.9	5.9	23.4	5.5	5.6	5.7	5.6	22.4
Segment EBITDA (Non-GAAP)	$23.0	$34.7	$34.2	$10.4	$102.3	$27.7	$42.1	$42.4	$27.2	$139.4

Performance Materials

Segment operating profit	$21.9	$20.9	$19.6	$16.0	$78.4	$21.0	$23.8	$24.3	$18.3	$87.4
Depreciation and amortization	2.7	2.6	2.8	3.1	11.2	2.4	2.4	2.4	2.7	9.9
Segment EBITDA (Non-GAAP)	$24.6	$23.5	$22.4	$19.1	$89.6	$23.4	$26.2	$26.7	$21.0	$97.3

_______________

(1)	The YTD (Year to Date) column for both 2015 and 2014 above have been reconciled to the nearest GAAP financial statement presentation, see the Reconciliation to Non-GAAP Financial Measurements section within this Form 8-K.

Financial Schedules - Page 5

Ingevity Corporation

Reconciliation of Non-GAAP Financial Measures and Pro Forma Financials

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Year Ended December 31, 2015

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$967.7	$—		$967.7
Cost of sales	687.0	3.3	(A)	690.3
Gross profit	280.7	(3.3)		277.4
Selling, general and administrative expenses	113.8	7.3	(A)	121.1
Separation costs	17.2	(17.2)	(B)	—
Interest expense	20.1	(1.1)	(C)	19.0
Other (income) expense, net	(8.5)	—		(8.5)
Income before income taxes	138.1	7.7		145.8
Provision for income taxes	52.8	0.5	(D)	53.3
Net income	85.3	7.2		92.5
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	5.0	—		5.0
Net income attributable to the company	$80.3	$7.2		$87.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Year Ended December 31, 2015

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$85.3	$7.2	(A)	$92.5
Provision for income taxes	52.8	0.5	(D)	53.3
Interest expense	20.1	(1.1)	(C)	19.0
Separation costs	17.2	(17.2)	(B)	—
Depreciation and amortization	34.6			34.6
Restructuring and other (income) charges	(7.5)			(7.5)
Combined Adjusted EBITDA (Non-GAAP)	$202.5		(E)	$191.9

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 6

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Year Ended December 31, 2015

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$711.1			$711.1
Performance Materials	256.6			256.6
Total net sales	$967.7			$967.7

Segment operating profit
Performance Chemicals	86.8	(7.9)		78.9
Performance Materials	81.1	(2.7)		78.4
Total segment operating profit	167.9	(10.6)	(A)	157.3

Separation costs	(17.2)	17.2	(B)	—
Restructuring and other income (charges)	7.5			7.5
Interest expense	(20.1)	1.1	(C)	(19.0)
Provision for income taxes	(52.8)	(0.5)	(D)	(53.3)
Net income attributable to noncontrolling interests	(5.0)			(5.0)
Net income attributable to the Company	$80.3	$7.2		$87.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Year Ended December 31, 2015

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$86.8	$(7.9)	(A)	$78.9
Depreciation and amortization	23.4			23.4
Segment EBITDA (Non-GAAP)	$110.2			$102.3

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$81.1	$(2.7)	(A)	$78.4
Depreciation and amortization	11.2			11.2
Segment EBITDA (Non-GAAP)	$92.3			$89.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 7

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended March 31, 2015

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$239.2	$—		$239.2
Cost of sales	170.1	0.8	(A)	170.9
Gross profit	69.1	(0.8)		68.3
Selling, general and administrative expenses	28.2	1.8	(A)	30.0
Separation costs	1.5	(1.5)	(B)	—
Interest expense	4.1	0.6	(C)	4.7
Other (income) expense, net	(1.1)	—		(1.1)
Income before income taxes	36.4	(1.7)		34.7
Provision for income taxes	12.2	0.2	(D)	12.4
Net income	24.2	(1.9)		22.3
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.2	—		1.2
Net income attributable to the company	$23.0	$(1.9)		$21.1

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended March 31, 2015

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$24.2	$(1.9)	(A)	$22.3
Provision for income taxes	12.2	$0.2	(D)	12.4
Interest expense	4.1	$0.6	(C)	4.7
Separation costs	1.5	$(1.5)	(B)	—
Depreciation and amortization	8.5			8.5
Restructuring and other (income) charges	(0.3)			(0.3)
Combined Adjusted EBITDA (Non-GAAP)	$50.2		(E)	$47.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 8

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended March 31, 2015

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$175.0			$175.0
Performance Materials	64.2			64.2
Total net sales	$239.2			$239.2

Segment operating profit
Performance Chemicals	19.1	(1.9)		17.2
Performance Materials	22.6	(0.7)		21.9
Total segment operating profit	41.7	(2.6)	(A)	39.1

Separation costs	(1.5)	1.5	(B)	—
Restructuring and other income (charges)	0.3			0.3
Interest expense	(4.1)	(0.6)	(C)	(4.7)
Provision for income taxes	(12.2)	(0.2)	(D)	(12.4)
Net income attributable to noncontrolling interests	(1.2)			(1.2)
Net income attributable to the Company	$23.0	$(1.9)		$21.1

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 9

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended March 31, 2015

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$19.1	$(1.9)	(A)	$17.2
Depreciation and amortization	23.4			5.8
Segment EBITDA (Non-GAAP)	$42.5			$23.0

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$22.6	$(0.7)	(A)	$21.9
Depreciation and amortization	11.2			2.7
Segment EBITDA (Non-GAAP)	$33.8			$24.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 10

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended June 30, 2015

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$262.2	$—		$262.2
Cost of sales	177.1	0.8	(A)	177.9
Gross profit	85.1	(0.8)		84.3
Selling, general and administrative expenses	32.1	1.8	(A)	33.9
Separation costs	4.8	(4.8)	(B)	—
Interest expense	4.4	0.4	(C)	4.8
Other (income) expense, net	0.2	—		0.2
Income before income taxes	43.6	1.8		45.4
Provision for income taxes	16.5	0.2	(D)	16.7
Net income	27.1	1.6		28.7
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.2	—		1.2
Net income attributable to the company	$25.9	$1.6		$27.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended June 30, 2015

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$27.1	$1.6	(A)	$28.7
Provision for income taxes	16.5	$0.2	(D)	16.7
Interest expense	4.4	$0.4	(C)	4.8
Separation costs	4.8	$(4.8)	(B)	—
Depreciation and amortization	8.4			8.4
Restructuring and other (income) charges	(0.4)			(0.4)
Combined Adjusted EBITDA (Non-GAAP)	$60.8		(E)	$58.2

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 11

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended June 30, 2015

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$198.4			$198.4
Performance Materials	63.8			63.8
Total net sales	$262.2			$262.2

Segment operating profit
Performance Chemicals	30.8	(1.9)		28.9
Performance Materials	21.6	(0.7)		20.9
Total segment operating profit	52.4	(2.6)	(A)	49.8

Separation costs	(4.8)	4.8	(B)	—
Restructuring and other income (charges)	0.4			0.4
Interest expense	(4.4)	(0.4)	(C)	(4.8)
Provision for income taxes	(16.5)	(0.2)	(D)	(16.7)
Net income attributable to noncontrolling interests	(1.2)			(1.2)
Net income attributable to the Company	$25.9	$1.6		$27.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 12

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended June 30, 2015

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$30.8	$(1.9)	(A)	$28.9
Depreciation and amortization	5.8			5.8
Segment EBITDA (Non-GAAP)	$36.6			$34.7

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$21.6	$(0.7)	(A)	$20.9
Depreciation and amortization	2.6			2.6
Segment EBITDA (Non-GAAP)	$24.2			$23.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 13

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended September 30, 2015

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$256.5	$—		$256.5
Cost of sales	178.9	0.9	(A)	179.8
Gross profit	77.6	(0.9)		76.7
Selling, general and administrative expenses	28.0	1.9	(A)	29.9
Separation costs	5.5	(5.5)	(B)	—
Interest expense	5.1	(0.4)	(C)	4.7
Other (income) expense, net	(1.5)	—		(1.5)
Income before income taxes	40.5	3.1		43.6
Provision for income taxes	15.8	0.2	(D)	16.0
Net income	24.7	2.9		27.6
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.3	—		1.3
Net income attributable to the company	$23.4	$2.9		$26.3

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended September 30, 2015

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$24.7	$2.9	(A)	$27.6
Provision for income taxes	15.8	$0.2	(D)	16.0
Interest expense	5.1	$(0.4)	(C)	4.7
Separation costs	5.5	$(5.5)	(B)	—
Depreciation and amortization	8.7			8.7
Restructuring and other (income) charges	(0.4)			(0.4)
Combined Adjusted EBITDA (Non-GAAP)	$59.4		(E)	$56.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 14

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended September 30, 2015

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$192.6			$192.6
Performance Materials	63.9			63.9
Total net sales	$256.5			$256.5

Segment operating profit
Performance Chemicals	30.4	(2.1)		28.3
Performance Materials	20.3	(0.7)		19.6
Total segment operating profit	50.7	(2.8)	(A)	47.9

Separation costs	(5.5)	5.5	(B)	—
Restructuring and other income (charges)	0.4			0.4
Interest expense	(5.1)	0.4	(C)	(4.7)
Provision for income taxes	(15.8)	(0.2)	(D)	(16.0)
Net income attributable to noncontrolling interests	(1.3)			(1.3)
Net income attributable to the Company	$23.4	$2.9		$26.3

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 15

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended September 30, 2015

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$30.4	$(2.1)	(A)	$28.3
Depreciation and amortization	5.9			5.9
Segment EBITDA (Non-GAAP)	$36.3			$34.2

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$20.3	$(0.7)	(A)	$19.6
Depreciation and amortization	2.8			2.8
Segment EBITDA (Non-GAAP)	$23.1			$22.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 16

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended December 31, 2015

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$209.8	$—		$209.8
Cost of sales	160.9	0.8	(A)	161.7
Gross profit	48.9	(0.8)		48.1
Selling, general and administrative expenses	25.5	1.8	(A)	27.3
Separation costs	5.4	(5.4)	(B)	—
Interest expense	6.5	(1.7)	(C)	4.8
Other (income) expense, net	(6.1)	—		(6.1)
Income before income taxes	17.6	4.5		22.1
Provision for income taxes	8.3	(0.1)	(D)	8.2
Net income	9.3	4.6		13.9
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.3	—		1.3
Net income attributable to the company	$8.0	$4.6		$12.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended December 31, 2015

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$9.3	$4.6	(A)	$13.9
Provision for income taxes	8.3	$(0.1)	(D)	8.2
Interest expense	6.5	$(1.7)	(C)	4.8
Separation costs	5.4	$(5.4)	(B)	—
Depreciation and amortization	9.0			9.0
Restructuring and other (income) charges	(6.4)			(6.4)
Combined Adjusted EBITDA (Non-GAAP)	$32.1		(E)	$29.5

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 17

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended December 31, 2015

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$145.1			$145.1
Performance Materials	64.7			64.7
Total net sales	$209.8			$209.8

Segment operating profit
Performance Chemicals	6.5	(2.0)		4.5
Performance Materials	16.6	(0.6)		16.0
Total segment operating profit	23.1	(2.6)	(A)	20.5

Separation costs	(5.4)	5.4	(B)	—
Restructuring and other income (charges)	6.4			6.4
Interest expense	(6.5)	1.7	(C)	(4.8)
Provision for income taxes	(8.3)	0.1	(D)	(8.2)
Net income attributable to noncontrolling interests	(1.3)			(1.3)
Net income attributable to the Company	$8.0	$4.6		$12.6

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 18

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended December 31, 2015

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$6.5	$(2.0)	(A)	$4.5
Depreciation and amortization	5.9			5.9
Segment EBITDA (Non-GAAP)	$12.4			$10.4

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$16.6	$(0.6)	(A)	$16.0
Depreciation and amortization	3.1			3.1
Segment EBITDA (Non-GAAP)	$19.7			$19.1

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 19

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Year Ended December 31, 2014

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$1,041.0	$—		$1,041.0
Cost of sales	718.3	2.5	(A)	720.8
Gross profit	322.7	(2.5)		320.2
Selling, general and administrative expenses	111.0	7.3	(A)	118.3
Separation costs	0.4	(0.4)	(B)	—
Interest expense	16.4	1.2	(C)	17.6
Other (income) expense, net	(8.1)	—		(8.1)
Income before income taxes	203.0	(10.6)		192.4
Provision for income taxes	69.8	(3.6)	(D)	66.2
Net income	133.2	(7.0)		126.2
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	3.8	—		3.8
Net income attributable to the company	$129.4	$(7.0)		$122.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Year Ended December 31, 2014

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$133.2	$(7.0)	(A)	$126.2
Provision for income taxes	69.8	(3.6)	(D)	66.2
Interest expense	16.4	1.2	(C)	17.6
Separation costs	0.4	(0.4)	(B)	—
Depreciation and amortization	32.3			32.3
Restructuring and other (income) charges	(5.6)			(5.6)
Combined Adjusted EBITDA (Non-GAAP)	$246.5		(E)	$236.7

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 20

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Year Ended December 31, 2014

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$791.6			$791.6
Performance Materials	249.4			249.4
Total net sales	$1,041.0			$1,041.0

Segment operating profit
Performance Chemicals	124.2	(7.2)		117.0
Performance Materials	90.0	(2.6)		87.4
Total segment operating profit	214.2	(9.8)	(A)	204.4

Separation costs	(0.4)	0.4	(B)	—
Restructuring and other income (charges)	5.6			5.6
Interest expense	(16.4)	(1.2)	(C)	(17.6)
Provision for income taxes	(69.8)	3.6	(D)	(66.2)
Net income attributable to noncontrolling interests	(3.8)			(3.8)
Net income attributable to the Company	$129.4	$(7.0)		$122.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 21

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Year Ended December 31, 2014

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$124.2	$(7.2)	(A)	$117.0
Depreciation and amortization	22.4			22.4
Segment EBITDA (Non-GAAP)	$146.6			$139.4

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$90.0	$(2.6)	(A)	$87.4
Depreciation and amortization	9.9			9.9
Segment EBITDA (Non-GAAP)	$99.9			$97.3

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 22

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended March 31, 2014

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$232.5	$—		$232.5
Cost of sales	160.2	0.6	(A)	160.8
Gross profit	72.3	(0.6)		71.7
Selling, general and administrative expenses	26.9	1.8	(A)	28.7
Separation costs	—	—	(B)	—
Interest expense	4.4	—	(C)	4.4
Other (income) expense, net	(0.2)	—		(0.2)
Income before income taxes	41.2	(2.4)		38.8
Provision for income taxes	14.3	(0.8)	(D)	13.5
Net income	26.9	(1.6)		25.3
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	0.9	—		0.9
Net income attributable to the company	$26.0	$(1.6)		$24.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended March 31, 2014

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$26.9	$(1.6)	(A)	$25.3
Provision for income taxes	14.3	$(0.8)	(D)	13.5
Interest expense	4.4	$—	(C)	4.4
Separation costs	—	$—	(B)	—
Depreciation and amortization	7.9			7.9
Restructuring and other (income) charges	—			—
Combined Adjusted EBITDA (Non-GAAP)	$53.5		(E)	$51.1

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 23

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended March 31, 2014

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$171.8			$171.8
Performance Materials	60.7			60.7
Total net sales	$232.5			$232.5

Segment operating profit
Performance Chemicals	23.9	(1.7)		22.2
Performance Materials	21.7	(0.7)		21.0
Total segment operating profit	45.6	(2.4)	(A)	43.2

Separation costs	—	—	(B)	—
Restructuring and other income (charges)	—			—
Interest expense	(4.4)	—	(C)	(4.4)
Provision for income taxes	(14.3)	0.8	(D)	(13.5)
Net income attributable to noncontrolling interests	(0.9)			(0.9)
Net income attributable to the Company	$26.0	$(1.6)		$24.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 24

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended March 31, 2014

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$23.9	$(1.7)	(A)	$22.2
Depreciation and amortization	5.5			5.5
Segment EBITDA (Non-GAAP)	$29.4			$27.7

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$21.7	$(0.7)	(A)	$21.0
Depreciation and amortization	2.4			2.4
Segment EBITDA (Non-GAAP)	$24.1			$23.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 25

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended June 30, 2014

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$285.2	$—		$285.2
Cost of sales	194.3	0.6	(A)	194.9
Gross profit	90.9	(0.6)		90.3
Selling, general and administrative expenses	29.3	1.8	(A)	31.1
Separation costs	—	—	(B)	—
Interest expense	3.9	0.5	(C)	4.4
Other (income) expense, net	(1.4)	—		(1.4)
Income before income taxes	59.1	(2.9)		56.2
Provision for income taxes	20.3	(1.0)	(D)	19.3
Net income	38.8	(1.9)		36.9
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	1.1	—		1.1
Net income attributable to the company	$37.7	$(1.9)		$35.8

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended June 30, 2014

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$38.8	$(1.9)	(A)	$36.9
Provision for income taxes	20.3	$(1.0)	(D)	19.3
Interest expense	3.9	$0.5	(C)	4.4
Separation costs	—	$—	(B)	—
Depreciation and amortization	8.0			8.0
Restructuring and other (income) charges	(0.3)			(0.3)
Combined Adjusted EBITDA (Non-GAAP)	$70.7		(E)	$68.3

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 26

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended June 30, 2014

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$221.6			$221.6
Performance Materials	63.6			63.6
Total net sales	$285.2			$285.2

Segment operating profit
Performance Chemicals	38.2	(1.7)		36.5
Performance Materials	24.5	(0.7)		23.8
Total segment operating profit	62.7	(2.4)	(A)	60.3

Separation costs	—	—	(B)	—
Restructuring and other income (charges)	0.3			0.3
Interest expense	(3.9)	(0.5)	(C)	(4.4)
Provision for income taxes	(20.3)	1.0	(D)	(19.3)
Net income attributable to noncontrolling interests	(1.1)			(1.1)
Net income attributable to the Company	$37.7	$(1.9)		$35.8

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 27

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended June 30, 2014

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$38.2	$(1.7)	(A)	$36.5
Depreciation and amortization	5.6			5.6
Segment EBITDA (Non-GAAP)	$43.8			$42.1

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$24.5	$(0.7)	(A)	$23.8
Depreciation and amortization	2.4			2.4
Segment EBITDA (Non-GAAP)	$26.9			$26.2

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 28

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended September 30, 2014

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$282.3	$—		$282.3
Cost of sales	192.8	0.7	(A)	193.5
Gross profit	89.5	(0.7)		88.8
Selling, general and administrative expenses	28.8	1.9	(A)	30.7
Separation costs	—	—	(B)	—
Interest expense	4.1	0.3	(C)	4.4
Other (income) expense, net	—	—		—
Income before income taxes	56.6	(2.9)		53.7
Provision for income taxes	20.4	(1.0)	(D)	19.4
Net income	36.2	(1.9)		34.3
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	0.9	—		0.9
Net income attributable to the company	$35.3	$(1.9)		$33.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended September 30, 2014

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$36.2	$(1.9)	(A)	$34.3
Provision for income taxes	20.4	$(1.0)	(D)	19.4
Interest expense	4.1	$0.3	(C)	4.4
Separation costs	—	$—	(B)	—
Depreciation and amortization	8.1			8.1
Restructuring and other (income) charges	(0.1)			(0.1)
Combined Adjusted EBITDA (Non-GAAP)	$68.7		(E)	$66.1

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 29

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended September 30, 2014

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$217.7			$217.7
Performance Materials	64.6			64.6
Total net sales	$282.3			$282.3

Segment operating profit
Performance Chemicals	38.6	(1.9)		36.7
Performance Materials	25.0	(0.7)		24.3
Total segment operating profit	63.6	(2.6)	(A)	61.0

Separation costs	—	—	(B)	—
Restructuring and other income (charges)	0.1			0.1
Interest expense	(4.1)	(0.3)	(C)	(4.4)
Provision for income taxes	(20.4)	1.0	(D)	(19.4)
Net income attributable to noncontrolling interests	(0.9)			(0.9)
Net income attributable to the Company	$38.3	$(1.9)		$36.4

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 30

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended September 30, 2014

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$38.6	$(1.9)	(A)	$36.7
Depreciation and amortization	5.7			5.7
Segment EBITDA (Non-GAAP)	$44.3			$42.4

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$25	$(0.7)	(A)	$24.3
Depreciation and amortization	2.4			2.4
Segment EBITDA (Non-GAAP)	$27.4			$26.7

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 31

Reconciliation of the U.S. GAAP Combined Statements of Operations

to Pro Forma Combined Statement of Operations

Quarter Ended December 31, 2014

In millions	Ingevity U.S. GAAP	Pro Forma Adjustments		Unaudited Pro Forma
Net sales	$241.0	$—		$241.0
Cost of sales	171.0	0.6	(A)	171.6
Gross profit	70.0	(0.6)		69.4
Selling, general and administrative expenses	26.0	1.8	(A)	27.8
Separation costs	0.4	(0.4)	(B)	—
Interest expense	4.0	0.4	(C)	4.4
Other (income) expense, net	(6.5)	—		(6.5)
Income before income taxes	46.1	(2.4)		43.7
Provision for income taxes	14.8	(0.8)	(D)	14.0
Net income	31.3	(1.6)		29.7
Less: Net income (loss) attributable to noncontrolling interests, net of taxes	0.9	—		0.9
Net income attributable to the company	$30.4	$(1.6)		$28.8

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Reconciliation of Net Income

to Combined Adjusted EBITDA (Non-GAAP)

Quarter Ended December 31, 2014

In millions		Pro Forma Adjustments		Unaudited Pro Forma
Net income	$31.3	$(1.6)	(A)	$29.7
Provision for income taxes	14.8	$(0.8)	(D)	14.0
Interest expense	4.0	$0.4	(C)	4.4
Separation costs	0.4	$(0.4)	(B)	—
Depreciation and amortization	8.3			8.3
Restructuring and other (income) charges	(5.2)			(5.2)
Combined Adjusted EBITDA (Non-GAAP)	$53.6		(E)	$51.2

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(E)	Ingevity would have incurred incremental costs as an independent public company, including costs to replace services previously provided by WestRock as well as other stand-alone costs. In total, Ingevity management estimates that these costs would have ranged from $2 million to $4 million before-tax annually, over and above amounts currently included in the Unaudited Pro Forma Combined Statement of Operations.

Financial Schedules - Page 32

Reconciliation of the Segment Operating Results

to Unaudited Pro Forma Segment Operating Results

Quarter Ended December 31, 2014

In millions	Segment Operating Results	Pro Forma Adjustments		Unaudited Pro Forma Segment Operating Results
Net sales
Performance Chemicals	$180.5			$180.5
Performance Materials	60.5			60.5
Total net sales	$241.0			$241.0

Segment operating profit
Performance Chemicals	23.5	(1.9)		21.6
Performance Materials	18.8	(0.5)		18.3
Total segment operating profit	42.3	(2.4)	(A)	39.9

Separation costs	(0.4)	0.4	(B)	—
Restructuring and other income (charges)	5.2			5.2
Interest expense	(4.0)	(0.4)	(C)	(4.4)
Provision for income taxes	(14.8)	0.8	(D)	(14.0)
Net income attributable to noncontrolling interests	(0.9)			(0.9)
Net income attributable to the Company	$27.4	$(1.6)		$25.8

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(B)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(C)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.
(D)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 33

Reconciliation of the U.S. GAAP Segment Operating Profit

to Segment EBITDA (Non-GAAP)

Quarter Ended December 31, 2014

Performance Chemicals		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$23.5	$(1.9)	(A)	$21.6
Depreciation and amortization	5.6			5.6
Segment EBITDA (Non-GAAP)	$29.1			$27.2

Performance Materials		Pro Forma Adjustments		Unaudited Pro Forma
In millions
Segment operating profit	$18.8	$(0.5)	(A)	$18.3
Depreciation and amortization	2.7			2.7
Segment EBITDA (Non-GAAP)	$21.5			$21.0

_______________

(A)	Refer to the Notes to the Unaudited Pro Forma Adjustments for a description of this adjustment.

Financial Schedules - Page 34

Notes to the Unaudited Pro Forma Adjustments

For more information regarding the Ingevity’s unaudited pro forma combined statements of operations for the years ended December 31, 2015, see “Unaudited Pro Forma Combined Financial Statements” in Ingevity’s registration statement on Form 10 and amendments thereto (the “Form 10”), copies of which may be obtained by visiting the web site of the Securities and Exchange Commission, or the SEC, at www.sec.gov.

The "Unaudited Pro Forma Combined Statement of Operations" included within Ingevity's registration statement on Form 10 filed on or before December 10, 2015 is presented for the fiscal year ended December 31, 2014 and gives effect as if the pro forma adjustments had occurred on January 1, the first day of fiscal year 2014. Presented below is a quarterly impact of each respective pro forma adjustments for the fiscal year ended December 31, 2014.

The "Unaudited Pro Forma Combined Statement of Operations" included within Ingevity's registration statement on Form 10 filed on and subsequent to March 7, 2016 is presented for the fiscal year ended December 31, 2015 and gives effect as if the pro forma adjustments had occurred on January 1, the first day of fiscal year 2015. Presented below is a quarterly impact of each respective pro forma adjustments for the fiscal year ended December 31, 2015.

(A)	We have entered into agreements to obtain audit and certain compliance functions as a stand-alone public company, compensation agreements with certain members of our executive team and a long term supply agreement with WestRock. Prior to the completion of the separation, we will also enter into agreements to obtain insurance coverage according to quotations we have received based on our individual loss history, credit profile and selected insurance coverage. These expenses will represent recurring costs in excess of the amounts historically allocated to Ingevity.

The 2015 and 2014 pro forma adjustment by segment by quarter is included in the below table:

	2015					2014
In millions	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Performance Chemicals	1.9	1.9	2.1	2.0	7.9	1.7	1.7	1.9	1.9	7.2
Performance Materials	0.7	0.7	0.7	0.6	2.7	0.7	0.7	0.7	0.5	2.6
Total	$2.6	$2.6	$2.8	$2.6	$10.6	$2.4	$2.4	$2.6	$2.4	$9.8

(B)	Represents the elimination of non-recurring expenses directly related to transaction costs incurred during the years ended December 31, 2015 and 2014, respectively, in connection with the separation from WestRock, primarily related to professional fees associated with separation activities within the finance, tax and legal functions. The 2015 and 2014 pro forma adjustment by quarter is included in the below table:

	2015					2014
In millions	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Separation costs	$(1.5)	$(4.8)	$(5.5)	$(5.4)	$(17.2)	$—	$—	$—	$(0.4)	$(0.4)

(C)	Represents adjustments to interest expense and amortization of debt issuance costs related to our target pro forma long-term indebtedness. The 2015 and 2014 pro forma adjustment by quarter is included in the below table:

	2015					2014
In millions	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Interest expense	$0.6	$0.4	$(0.4)	$(1.7)	$(1.1)	$—	$0.5	$0.3	$0.4	$1.2

(D)	Represents the tax effect of proforma adjustments for each respective period.

Financial Schedules - Page 35